UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-23493

Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212)  832-3232

Date of fiscal year end:    October 31

Date of reporting period:    April 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2022. The total returns for Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2022
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund at Net Asset Value[a]	–9.31%
Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund at Market Value[a]	–14.41%
ICE BofA 7% Constrained DRD Eligible Preferred Securities Index[b]	–11.54%
Blended Benchmark—50% ICE BofA 7% Constrained DRD Eligible Preferred Securities Index/35% ICE BofA US IG Institutional Capital Securities Index/15% Bloomberg Developed Market USD Contingent Capital Index[b]	–9.64%
Bloomberg US Aggregate Bond Index[b]	–9.47%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 4.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Market Review

Preferred securities struggled along with broader financial markets in the six-month period ended April 30, 2022, hindered by concerns about inflation and interest rates. As the global economy continued to recover from pandemic-related weakness, a combination of tight labor markets, strong consumer demand and supply chain bottlenecks pushed inflation to a 40-year high. The yield on the 10-year U.S. Treasury note rose sharply higher, from 1.6% at the start of the period to 2.9% at period end.

In March 2022, the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018 and affirmed its commitment to reining in inflation. The European Central Bank indicated it would begin to tighten policy in 2022 as well, but signaled it would remain flexible in light of the potential impact of the war in Ukraine on Europe’s economy. In this environment, preferreds had a significant absolute decline but held up somewhat better than more interest rate sensitive securities such as Treasuries and investment-grade corporate bonds.

Fund Performance

The Fund had a negative total return in the period but modestly outperformed its blended benchmark on a NAV basis (it underperformed based on market price).

The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are a substantial issuer of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. And despite increased economic uncertainty, loan credit quality remained strong and bank management teams sounded upbeat on consumer and corporate balance sheets. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.

Bank preferreds slightly underperformed the blended benchmark in the period. Security selection in banks helped the Fund’s relative performance, in part due to our underweights or non-investment in certain longer-dated securities that had sizable declines amid rising bond yields.

In the insurance sector, which modestly outperformed the overall preferreds market, property & casualty insurance companies saw significant premium growth with the recovering economy and life insurers benefited from a declining overall COVID impact and from solid results in their investment portfolios. Security selection in insurance companies aided relative performance.

The pipeline sector declined but outperformed broader preferreds; pipeline company cash flows continued to improve on higher crude oil prices, driven by recovering demand and geopolitical supply disruptions. Security selection in pipelines, including overweight or out-of-benchmark positions in certain high-coupon issues from North American midstream energy companies, contributed positively to relative performance.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Impact of Leverage on Fund Performance

The Fund employs leverage as part of an effort to enhance yield. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended April 30, 2022.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts contributed to the Fund’s total return for the six-month period ended April 30, 2022.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed significantly to the Fund’s total return for the six-month period ended April 30, 2022.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST Portfolio Manager

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Benchmark Descriptions

ICE BofA 7% Constrained DRD Eligible Preferred Securities Index contains all securities in the ICE BofA Fixed Rate Preferred Securities Index that are DRD (dividends received deduction) eligible, but caps issuer exposure at 7%. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg US Aggregate Bond Index is a broad-market measure of the US dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of April 30, 2022 leverage represented 35% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	35%
% Variable Rate Financing	15%
Variable Rate	1.6%
% Fixed Rate Financing[c]	85%
Weighted Average Rate on Fixed Financing	1.4%
Weighted Average Term on Fixed Financing	4.0 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of April 30, 2022. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

April 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

JPMorgan Chase & Co., 6.75%, Series S	$38,768,346	2.0
Bank of America Corp., 6.25%, Series X	31,986,496	1.7
Wells Fargo & Co., 5.875%, Series U	29,291,010	1.5
WESCO International, Inc., 10.625%, Series A	29,175,588	1.5
Charles Schwab Corp./The, 5.375%, Series G	28,351,960	1.5
Bank of America Corp., 6.10%, Series AA	27,809,375	1.4
Citigroup, Inc., 5.95%	27,399,327	1.4
Citigroup, Inc., 6.25%, Series T	26,525,510	1.4
PNC Financial Services Group, Inc./The, 3.995%, Series O (FRN)	26,313,958	1.4
Citigroup, Inc., 5.95%, Series P	25,447,500	1.3

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

April 30, 2022 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	37.8%
BANKS	6.9%
Bank of America Corp., 6.00%, Series GGa		77,180	$1,931,044
Bank of America Corp., 5.875%, Series HHa		117,573	2,878,187
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,b		217,434	5,766,350
Dime Community Bancshares, Inc., 5.50%[a]		98,223	2,170,728
Fifth Third Bancorp, 6.00%, Series Aa		270,267	6,878,295
First Horizon Corp., 4.70%, Series Fa		255,404	5,044,229
First Horizon Corp., 6.50%[a]		314,918	8,222,509
Fulton Financial Corp., 5.125%, Series Aa		149,579	3,151,629
JPMorgan Chase & Co., 5.75%, Series DDa		152,004	3,731,698
JPMorgan Chase & Co., 6.00%, Series EEa		214,073	5,362,529
KeyCorp, 5.65%, Series Fa		83,018	1,960,885
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b		136,304	3,305,372
Signature Bank/New York NY, 5.00%, Series aa		638,698	12,218,293
Texas Capital Bancshares, Inc., 5.75%, Series Ba		390,425	8,655,722
Washington Federal, Inc., 4.875%, Series Aa		234,973	4,499,733
Wells Fargo & Co., 4.70%, Series AAa		94,901	1,831,589
Wells Fargo & Co., 4.75%, Series Za		246,419	4,792,850
Western Alliance Bancorp, 4.25% to 9/30/26, Series Aa,b		171,613	3,770,338

			86,171,980

ELECTRIC	4.1%
Duke Energy Corp., 5.75%, Series Aa		93,413	2,432,474
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[a,b]		462,414	11,037,822
SCE Trust VI, 5.00%[a]		412,233	8,306,495
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,b		1,021,912	29,175,588

			50,952,379

ELECTRIC—FOREIGN	0.6%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)[a]		133,012	2,685,512
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		214,600	4,173,970

			6,859,482

ENERGY—FOREIGN	0.2%
TC Energy Corp., 3.762% to 10/30/24, Series 9 (Canada)[a,b]		200,000	2,976,686

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
FINANCIAL	9.9%
DIVERSIFIED FINANCIAL SERVICES	5.0%
Apollo Asset Management, Inc., 6.375%, Series Aa		342,205	$8,510,638
Apollo Asset Management, Inc., 6.375%, Series Ba		184,503	4,701,136
Federal Agricultural Mortgage Corp., 4.875%, Series Ga		413,200	8,359,036
Oaktree Capital Group LLC, 6.625%, Series Aa		304,143	7,776,937
Oaktree Capital Group LLC, 6.55%, Series Ba		697,421	17,400,654
Synchrony Financial, 5.625%, Series Aa		758,681	15,689,523

			62,437,924

INVESTMENT BANKER/BROKER	4.9%
Charles Schwab Corp./The, 5.95%, Series Da		540,927	13,642,179
Morgan Stanley, 7.125% to 10/15/23, Series Ea,b		117,194	3,062,279
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b		838,145	21,791,770
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		521,424	13,572,667
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		343,003	8,653,966

			60,722,861

TOTAL FINANCIAL			123,160,785

INDUSTRIALS—CHEMICALS	0.8%
CHS, Inc., 7.875%, Series 1[a]		71,095	1,951,558
CHS, Inc., 7.50%, Series 4[a]		281,684	7,780,112

			9,731,670

INSURANCE	6.9%
LIFE/HEALTH INSURANCE	4.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b		394,800	10,047,660
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b		443,896	11,709,976
Athene Holding Ltd., 4.875%, Series Da		243,569	4,856,766
Brighthouse Financial, Inc., 6.60%, Series Aa		242,578	6,117,817
Brighthouse Financial, Inc., 6.75%, Series Ba		268,551	6,874,906
Brighthouse Financial, Inc., 5.375%, Series Ca		677,700	14,509,557
CNO Financial Group, Inc., 5.125%, due 11/25/60		51,283	1,051,302
Equitable Holdings, Inc., 5.25%, Series Aa		213,915	4,654,790

			59,822,774

MULTI-LINE	0.3%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[b]		164,250	4,038,908

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares	Value
PROPERTY CASUALTY	1.1%
Assurant, Inc., 5.25%, due 1/15/61		196,172	$4,288,320
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,b		351,514	9,033,910

			13,322,230

REINSURANCE	0.2%
Arch Capital Group Ltd., 5.45%, Series Fa		125,765	2,848,577

REINSURANCE—FOREIGN	0.5%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)[a,b]		228,000	6,023,760

TOTAL INSURANCE			86,056,249

INTEGRATED TELECOMMUNICATIONS SERVICES	2.8%
Telephone and Data Systems, Inc., 6.625%, Series UUa		504,167	11,928,591
Telephone and Data Systems, Inc., 6.00%, Series VVa		392,182	7,933,842
United States Cellular Corp., 5.50%, due 3/1/70		386,509	7,761,101
United States Cellular Corp., 5.50%, due 6/1/70		380,400	7,661,256

			35,284,790

PIPELINES	1.6%
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b		214,214	5,149,704
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b		611,093	14,788,451

			19,938,155

PIPELINES—FOREIGN	0.6%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[a,b]		100,000	2,235,000
Enbridge, Inc., 4.449% to 3/1/24, Series 7 (Canada)[a,b]		55,500	782,396
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)[a,b]		300,000	3,944,265

			6,961,661

REAL ESTATE	2.4%
DATA CENTERS	0.2%
DigitalBridge Group, Inc., 7.125%, Series Ha		108,835	2,467,289

HOTEL	0.7%
Chatham Lodging Trust, 6.625%, Series Aa		85,000	2,002,600
DiamondRock Hospitality Co., 8.25%[a]		83,547	2,213,996
Pebblebrook Hotel Trust, 6.375%, Series Ga		217,600	4,841,600

			9,058,196

OFFICE	1.5%
Arbor Realty Trust, Inc., 6.375%, Series Da		200,000	4,448,000

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Shares		Value
Brookfield Property Preferred LP, 6.25%, due 7/26/81		500,000		$10,435,000
Vornado Realty Trust, 5.25%, Series Na		175,000		3,368,750

				18,251,750

TOTAL REAL ESTATE				29,777,235

UTILITIES	1.0%
ELECTRIC—FOREIGN	0.4%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a]		168,288		2,958,503
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[a]		125,367		2,324,304

				5,282,807

GAS—DISTRIBUTION	0.6%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		202,365		5,295,892
South Jersey Industries, Inc., 5.625%, due 9/16/79		1,958		34,265
Spire, Inc., 5.90%, Series Aa		99,117		2,475,943

				7,806,100

TOTAL UTILITIES				13,088,907

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$523,605,446)				470,959,979

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	110.2%
BANKS	40.8%
AgriBank FCB, 6.875% to 1/1/24[a,b]		6,000	†	631,500
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,b		$5,110,000		4,428,454
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,b		13,580,000		11,723,750
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		15,860,000		15,202,603
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		27,500,000		27,809,375
Bank of America Corp., 6.125% to 4/27/27, Series TTa,b		4,400,000		4,411,000
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		31,520,000		31,986,496
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		9,223,000		9,424,799
Capital One Financial Corp., 3.95% to 9/1/26, Series Ma,b		3,751,000		3,263,370
Citigroup, Inc., 3.875% to 2/18/26[a,b]		4,370,000		3,958,433
Citigroup, Inc., 4.15% to 11/15/26, Series Ya,b		4,230,000		3,752,433

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

	Principal Amount		Value
Citigroup, Inc., 5.95% to 1/30/23[a,b]	$27,331,000		$27,399,327
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b	26,000,000		25,447,500
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b	26,476,000		26,525,510
Citigroup, Inc., 6.30% to 5/15/24, Series Ma,b	2,000,000		1,985,000
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,b	10,664,000		10,954,585
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b	7,650,000		7,439,625
Comerica, Inc., 5.625% to 7/1/25[a,b]	9,060,000		9,241,200
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,c	7,000	†	726,250
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ua,b	6,710,000		5,837,700
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Va,b	5,287,000		4,748,101
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b	6,847,000		6,878,085
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,b	7,141,000		7,155,068
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KKa,b	1,373,000		1,235,700
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b	4,180,000		4,200,900
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b	7,000,000		7,019,075
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b	25,002,000		25,241,107
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b	38,075,000		38,768,346
M&T Bank Corp., 5.125% to 11/1/26, Series Fa,b	2,688,000		2,651,040
M&T Bank Corp., 6.45% to 2/15/24, Series Ea,b	9,864,000		9,931,815
PNC Financial Services Group, Inc./The, 3.995% (3 Month US LIBOR + 3.678%), Series O (FRN)[a,d]	26,399,000		26,313,958
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ua,b	17,010,000		17,010,000
Regions Financial Corp., 5.75% to 6/15/25, Series Da,b	11,875,000		12,142,188
SVB Financial Group, 4.00% to 5/15/26, Series Ca,b	11,130,000		9,693,674
SVB Financial Group, 4.25% to 11/15/26, Series Da,b	11,350,000		9,846,125
SVB Financial Group, 4.70% to 11/15/31, Series Ea,b	6,030,000		4,963,534
Truist Financial Corp., 4.80% to 9/1/24, Series Na,b	4,000,000		3,820,800
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b	12,250,000		12,265,313
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b	10,787,000		10,800,484
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b	2,239,000		2,066,149
US Bancorp, 3.70% to 1/15/27[a,b]	6,495,000		5,564,721

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b		$19,300,000	$17,622,347
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		29,001,000	29,291,010
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,b		8,169,000	8,015,831

			509,394,281

BANKS—FOREIGN	27.7%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[a,b,e,f]		4,000,000	4,003,469
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)[a,b,e,f]		3,600,000	3,888,019
AIB Group PLC, 6.25% to 6/23/25 (Ireland)[a,b,e,f]		2,400,000	2,500,840
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,c,e]		4,200,000	4,403,007
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[a,b,e,f]		1,800,000	1,877,548
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[a,b,e,f]		2,800,000	2,938,814
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[a,b,e,f]		2,000,000	1,955,380
Banco Mercantil del Norte SA/Grand Cayman, 5.875% to 1/24/27, 144A (Mexico)[a,b,c,e]		2,200,000	1,974,830
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[a,b,c,e]		3,600,000	3,227,400
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]		2,600,000	2,628,439
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,b,e,f]		8,475,000	9,421,498
Bank of Montreal, 5.625% to 4/26/27, due 5/26/82 (Canada)[b]		2,600,000	2,041,020
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,e]		2,000,000	1,963,740
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,b,e]		2,200,000	2,822,861
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)[a,b,e,f]		2,200,000	2,800,971
Barclays PLC, 7.875% to 9/15/22 (United Kingdom)[a,b,e,f]		8,200,000	10,378,167
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]		13,000,000	13,430,625
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,c,e]		8,400,000	8,749,482
Commerzbank AG, 6.125% to 10/9/25 (Germany)[a,b,e,f]		1,800,000	1,858,576
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,b,e,f]		5,400,000	5,340,600
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,e]		6,400,000	6,443,200
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,e]		23,600,000	24,249,000
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,e]		4,200,000	4,526,852

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

	Principal Amount	Value
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,c,e]	$3,400,000	$3,209,226
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,e,f]	9,600,000	9,601,920
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,c,e]	13,600,000	13,264,760
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,c,e]	24,400,000	24,224,320
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[a,b,e,f]	3,600,000	3,587,393
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[a,b,e]	7,200,000	6,732,000
Deutsche Bank AG, 6.75% to 10/30/28 (Germany)[a,b,e,f]	3,200,000	3,300,681
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,e]	8,800,000	8,657,000
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,c]	2,758,000	4,040,470
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	2,800,000	2,815,834
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	2,400,000	2,347,512
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,b,e,f]	6,600,000	6,649,500
Intesa Sanpaolo SpA, 6.375% to 3/30/28 (Italy)[a,b,e,f]	1,400,000	1,412,047
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,e]	7,400,000	7,474,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,e]	6,400,000	6,539,968
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,e]	4,600,000	4,738,460
Lloyds Banking Group PLC, 7.625% to 6/27/23 (United Kingdom)[a,b,e,f]	3,600,000	4,600,382
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,e]	2,600,000	2,568,930
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]	9,200,000	9,699,928
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,c,e]	2,200,000	2,238,500
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)[a,b,e,f]	2,000,000	1,806,602

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,c,e]		$4,800,000	$4,590,077
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,c,e]		24,694,000	25,333,709
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,c,e]		4,200,000	4,380,285
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,c,e]		14,420,000	14,791,459
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[a,b,e,f]		5,000,000	4,650,450
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]		8,200,000	8,329,232
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		5,200,000	5,317,052
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,c,e]		10,800,000	11,002,500
Unicaja Banco SA, 4.875% to 11/18/26 (Spain)[a,b,e,f]		1,800,000	1,653,571
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,e,f]		2,000,000	2,165,285
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,b,e,f]		10,370,000	10,480,337

			345,627,728

ELECTRIC	2.7%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,b		8,538,000	8,220,770
Dominion Energy, Inc., 4.35% to 1/15/27, Series Ca,b		6,693,000	6,146,182
Duke Energy Corp., 4.875% to 9/16/24[a,b]		7,000,000	6,947,500
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[b]		4,024,000	3,509,191
Southern California Edison Co., 4.516% (3 Month US LIBOR + 4.199%), Series E (FRN)[a,d]		9,175,000	9,083,250

			33,906,893

ELECTRIC—FOREIGN	2.9%
Electricite de France SA, 2.625% to 12/1/27 (France)[a,b,f]		3,400,000	3,038,318
Electricite de France SA, 5.375% to 1/29/25, Series EMTN (France)[a,b,f]		12,600,000	13,325,299
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)[a,b,f]		13,400,000	16,614,477
SSE PLC, 4.00% to 1/21/28 (United Kingdom)[a,b,f]		3,300,000	3,439,093

			36,417,187

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
FINANCIAL	10.5%
Aircastle Ltd., 5.25% to 6/15/26, 144Aa,b,c		$2,920,000	$2,602,862
American Express Co., 3.55% to 9/15/26[a,b]		3,068,000	2,650,292
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,c		3,950,000	3,677,612
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Ha,b		6,235,000	5,292,705
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b		23,346,000	21,198,168
Charles Schwab Corp./The, 5.00% to 6/1/27[a,b]		6,120,000	5,911,736
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b		28,000,000	28,351,960
Charles Schwab Corp./The, 5.137% (3 Month US LIBOR + 4.82%) (FRN)[a,d]		7,200,000	7,182,000
Discover Financial Services, 5.50% to 10/30/27, Series Ca,b		9,762,000	8,830,998
Discover Financial Services, 6.125% to 6/23/25, Series Da,b		15,510,000	15,820,200
General Motors Financial Co., Inc., 5.70% to 9/30/30, Series Ca,b		9,719,000	9,524,620
ILFC E-Capital Trust II, 4.30% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)[c,d]		5,352,000	4,308,360
Morgan Stanley, 5.875% to 9/15/26, Series Ma,b		8,000,000	8,151,708
Provident Financing Trust I, 7.405%, due 3/15/38, (TruPS)		6,100,000	6,991,637

			130,494,858

FINANCIAL—FOREIGN	0.7%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)[b,c]		9,677,000	9,421,334

FOOD	0.4%
Land O’ Lakes, Inc., 7.00%, 144Aa,c		3,600,000	3,677,328
Land O’ Lakes, Inc., 7.25%, 144Aa,c		1,600,000	1,678,080

			5,355,408

INSURANCE	13.5%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Ab,c		3,023,000	2,748,043

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
LIFE/HEALTH INSURANCE	2.6%
MetLife, Inc., 5.875% to 3/15/28, Series Da,b		$3,991,000	$3,950,424
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,b,c		8,120,000	7,145,600
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,b,c		16,313,000	14,661,309
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		6,200,000	6,184,500

			31,941,833

LIFE/HEALTH INSURANCE—FOREIGN	3.1%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,c]		2,000,000	2,045,000
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,f]		12,900,000	13,275,197
La Mondiale SAM, 5.05% to 12/17/25 (France)[a,b,f]		2,000,000	2,229,424
Pension Insurance Corp. PLC, 7.375% to 7/25/29 (United Kingdom)[a,b,e]		6,032,000	7,935,365
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,b,e,f]		4,000,000	3,937,540
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[a,b,e,f]		5,800,000	5,212,866
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[a,b,e,f]		2,800,000	3,600,218

			38,235,610

MULTI-LINE—FOREIGN	0.7%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,c]		2,200,000	2,732,041
UnipolSai Assicurazioni SpA, 5.75% to 6/18/24, Series EMTN (Italy)[a,b,f]		5,869,000	6,284,376

			9,016,417

PROPERTY CASUALTY	2.6%
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[b]		5,120,000	4,770,586
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[b]		7,300,000	7,193,598
Markel Corp., 6.00% to 6/1/25[a,b]		19,605,000	20,070,619

			32,034,803

PROPERTY CASUALTY—FOREIGN	3.7%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)[a,b,f]		12,940,000	12,959,410

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[a,b,e,f]		$5,030,000	$5,458,959
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% to 5/28/24 (France)[a,b,f]		14,400,000	16,170,377
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,f]		6,400,000	5,724,800
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,c]		5,515,000	5,556,362

			45,869,908

REINSURANCE	0.6%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,c		8,910,000	8,102,397

TOTAL INSURANCE			167,949,011

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.5%
Orange SA, 5.75% to 4/1/23, Series EMTN (France)[a,b,f]		2,000,000	2,558,912
Telefonica Europe BV, 5.875% to 3/31/24 (Spain)[a,b,f]		10,600,000	11,704,929
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		5,280,000	4,570,447

			18,834,288

OIL & GAS—FOREIGN	0.9%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,b]		11,300,000	10,868,622

PIPELINES	1.6%
Energy Transfer LP, 6.50% to 11/15/26, Series Ha,b		6,600,000	6,287,226
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b		14,600,000	13,813,060

			20,100,286

PIPELINES—FOREIGN	3.5%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77 (Canada)[b]		950,000	910,822
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[b]		21,477,000	21,369,615
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		2,421,000	2,435,567
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		8,605,000	8,690,508

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

		Principal Amount	Value
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		$4,052,000	$3,915,245
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[b]		6,420,000	6,219,375

			43,541,132

REAL ESTATE—RETAIL—FOREIGN	0.9%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[b,c]		11,600,000	11,090,064

UTILITIES	2.6%
ELECTRIC	1.6%
Edison International, 5.00% to 12/15/26, Series Ba,b		5,697,000	5,170,731
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[b]		8,400,000	7,397,611
Sempra Energy, 4.875% to 10/15/25[a,b]		7,230,000	7,139,625

			19,707,967

ELECTRIC—FOREIGN	0.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[b]		10,622,000	9,729,115

GAS—DISTRIBUTION	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31		2,850,000	2,730,596

TOTAL UTILITIES			32,167,678

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,475,122,060)			1,375,168,770

		Shares
SHORT-TERM INVESTMENTS	3.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 0.31%[g]		49,042,498	49,042,498

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$49,042,498)			49,042,498

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,047,770,004)	151.9%		1,895,171,247
LIABILITIES IN EXCESS OF OTHER ASSETS	(51.9)		(647,222,059)

NET ASSETS (Equivalent to $22.58 per share based on 55,273,457 shares of common stock outstanding)	100.0%		$1,247,949,188

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

	Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
	$35,000,000	0.249%	Monthly	0.624%[h]	Monthly	12/20/24	$2,385,758	$(849)	$2,384,909
	125,000,000	0.270	Monthly	0.624[h]	Monthly	12/20/24	8,452,834	—	8,452,834
	35,000,000	0.349	Monthly	0.624[h]	Monthly	12/20/25	3,109,221	(2,005)	3,107,216
	125,000,000	0.360	Monthly	0.624[h]	Monthly	12/20/25	11,056,228	—	11,056,228
	160,000,000	0.464	Monthly	0.624[h]	Monthly	12/20/26	16,828,786	(3,433)	16,825,353
	70,000,000	0.930	Monthly	0.554[h]	Monthly	9/15/27	6,740,883	—	6,740,883
GBP	28,000,000	0.900	Monthly	0.689[i]	Monthly	9/15/27	2,032,487	—	2,032,487

							$50,606,197	$(6,287)	$50,599,910

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	13,207,319	USD	10,579,142	5/3/22	$298,328
Brown Brothers Harriman	EUR	1,642,200	USD	1,786,704	5/3/22	54,264
Brown Brothers Harriman	EUR	2,541,100	USD	2,739,656	5/3/22	58,922
Brown Brothers Harriman	EUR	88,672,728	USD	98,299,039	5/3/22	4,753,723
Brown Brothers Harriman	USD	10,315,510	CAD	13,207,319	5/3/22	(34,696)
Brown Brothers Harriman	USD	97,836,825	EUR	92,856,028	5/3/22	121,665
Brown Brothers Harriman	GBP	10,622,373	USD	13,954,718	5/4/22	597,611
Brown Brothers Harriman	USD	13,349,986	GBP	10,622,373	5/4/22	7,121
Brown Brothers Harriman	CAD	12,391,864	USD	9,677,968	6/2/22	32,182
Brown Brothers Harriman	EUR	95,521,569	USD	100,764,748	6/2/22	(132,938)
Brown Brothers Harriman	EUR	2,032,100	USD	2,135,910	6/2/22	(10,560)
Brown Brothers Harriman	GBP	9,939,044	USD	12,489,999	6/6/22	(7,597)

						$5,738,025

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
SONIA	Sterling Overnight Interbank Average Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $248,295,719 which represents 19.9% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	Variable rate. Rate shown is in effect at April 30, 2022.
[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $365,691,186 or 29.3% of the net assets of the Fund (18.9% of the managed assets of the Fund).

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $238,680,968 which represents 19.1% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield.
[h]	Based on 1-Month LIBOR. Represents rates in effect at April 30, 2022.

i Based on 1-Month GBP SONIA. Represents rates in effect at April 30, 2022.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2022 (Unaudited)

Country Summary	% of Managed Assets

United States	64.1
France	7.0
United Kingdom	6.7
Canada	4.0
Switzerland	3.9
Italy	1.7
Germany	1.3
Spain	1.3
Netherlands	1.3
Ireland	1.1
Australia	1.1
Japan	0.8
Other (includes short-term investments)	5.7

100.0

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,047,770,004)	$1,895,171,247
Cash collateral pledged for interest rate swap contracts	13,705,842
Foreign currency, at value (Identified cost—$2,292,148)	2,242,071
Receivable for:
Dividends and interest	21,735,763
Investment securities sold	4,885,289
Variation margin on interest rate swap contracts	1,126,938
Unrealized appreciation on forward foreign currency exchange contracts	5,923,816
Other assets	67,280

Total Assets	1,944,858,246

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	185,791
Payable for:
Credit agreement	686,495,863
Investment securities purchased	6,154,371
Investment management fees	1,620,585
Dividends declared	1,109,571
Interest expense	805,837
Administration fees	97,235
Trustees’ fees	13,392
Other liabilities	426,413

Total Liabilities	696,909,058

NET ASSETS	$1,247,949,188

NET ASSETS consist of:
Paid-in capital	$1,362,965,229
Total distributable earnings/(accumulated loss)	(115,016,041)

$1,247,949,188

NET ASSET VALUE PER SHARE:
($1,247,949,188 ÷ 55,273,457 shares outstanding)	$22.58

MARKET PRICE PER SHARE	$20.52

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(9.12)%

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2022 (Unaudited)

Investment Income:
Interest income	$29,664,746
Dividend income (net of $50,271 of foreign withholding tax)	15,725,589

Total Investment Income	45,390,335

Expenses:
Investment management fees	10,151,377
Interest expense	3,631,763
Administration fees	672,295
Professional fees	68,883
Line of credit fees	32,000
Custodian fees and expenses	18,215
Trustees’ fees and expenses	17,893
Transfer agent fees and expenses	8,912
Shareholder reporting expenses	7,918
Miscellaneous	37,283

Total Expenses	14,646,539

Net Investment Income (Loss)	30,743,796

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(10,108,232)
Interest rate swap contracts	23,380
Forward foreign currency exchange contracts	4,845,823
Foreign currency transactions	(233,267)

Net realized gain (loss)	(5,472,296)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(204,244,020)
Interest rate swap contracts	35,209,332
Forward foreign currency exchange contracts	6,036,324
Foreign currency translations	3,451,177

Net change in unrealized appreciation (depreciation)	(159,547,187)

Net Realized and Unrealized Gain (Loss)	(165,019,483)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(134,275,687)

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$30,743,796	$56,055,086
Net realized gain (loss)	(5,472,296)	9,345,375
Net change in unrealized appreciation (depreciation)	(159,547,187)	65,672,187

Net increase (decrease) in net assets resulting from operations	(134,275,687)	131,072,648

Distributions to shareholders	(51,238,495)	(79,034,008)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	131,775,990

Total increase (decrease) in net assets	(185,514,182)	183,814,630
Net Assets:
Beginning of period	1,433,463,370	1,249,648,740

End of period	$1,247,949,188	$1,433,463,370

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2022 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(134,275,687)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(311,664,280)
Proceeds from sales and maturities of long-term investments	329,458,325
Net purchases, sales and maturities of short-term investments	(43,639,169)
Net amortization of premium on investments in securities	11,832,630
Net increase in dividends and interest receivable and other assets	(255,279)
Net increase in interest expense payable, accrued expenses and other liabilities	62,670
Net decrease in payable for variation margin on interest rate swap contracts	(969,716)
Net change in unrealized depreciation on investments in securities	204,244,020
Amortization of line of credit fees	32,000
Net change in unrealized appreciation on forward foreign currency exchange contracts	(6,036,324)
Net realized loss on investments in securities	10,108,232

Cash provided by operating activities	58,897,422

Cash Flows from Financing Activities:
Net decrease in payable for revolving credit agreement	(3,666,310)
Dividends and distributions paid	(51,501,873)

Cash used for financing activities	(55,168,183)

Increase (decrease) in cash	3,729,239
Cash and restricted cash at beginning of period (including foreign currency)	12,218,674

Cash and restricted cash at end of period (including foreign currency)	$15,947,913

Supplemental Disclosure of Cash Flow Information:

For the six months ended April 30, 2022, interest paid was $3,350,334.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$13,705,842
Foreign currency	2,242,071

Total cash and restricted cash shown on the Statement of Cash Flows	$15,947,913

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021	For the Period October 28, 2020[a] through October 31, 2020
Net asset value, beginning of period	$25.93	$24.99	$25.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.56	1.02	(0.01)
Net realized and unrealized gain (loss)	(2.98)	1.35	(0.00)[c]

Total from investment operations	(2.42)	2.37	(0.01)

Less dividends and distributions to shareholders from:

Net investment income	(0.82)	(1.42)	—
Net realized gain	(0.11)	(0.01)	—

Total dividends and distributions to shareholders	(0.93)	(1.43)	—

Net increase (decrease) in net asset value	(3.35)	0.94	(0.01)

Net asset value, end of period	$22.58	$25.93	$24.99

Market value, end of period	$20.52	$24.97	$25.00

Total net asset value return[d]	-9.31%[e]	9.77%	-0.04%[e]

Total market value return[d]	-14.41%[e]	5.66%	0.00%[e]

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended April 30, 2022	For the Year Ended October 31, 2021	For the Period October 28, 2020[a] through October 31, 2020
Net assets, end of period (in millions)	$1,247.9	$1,433.5	$1,249.6

Ratios to average daily net assets:

Expenses	2.17%[f]	2.01%	1.24%[g]

Expenses (excluding interest expense)	1.64%[f]	1.61%	1.24%[g]

Net investment income (loss)	4.57%[f]	3.97%	(1.22)%[g]

Ratio of expenses to average daily managed assets[h]	1.44%[f]	1.40%	1.24%[g]

Portfolio turnover rate	16%[e]	47%	0%[e]

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	282%	308%	N/A

Asset coverage per $1,000 for revolving credit agreement	$2,818	$3,077	N/A

Amount of loan outstanding (in millions)	$686.5	$690.2	N/A

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
[h]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund, a Maryland statutory trust, (the Fund), was organized on November 14, 2019, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. Investment operations commenced on October 28, 2020.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about October 27, 2032 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.

As of a date within twelve months preceding the Dissolution Date, the Board of Trustees may, by a Board Action Vote, cause the Fund to conduct a tender offer to common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (NAV) per common share on the expiration date of the tender offer (an Eligible Tender Offer). In an Eligible Tender Offer, the Fund will offer to purchase all common shares held by each common shareholder; provided that if the number of properly tendered common shares would result in the Fund having aggregate net assets below $200 million (the Dissolution Threshold), the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled. Following the completion of an Eligible Tender Offer, the Board of Trustees may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at NAV.

The policies and procedures approved by the Fund’s Board of Trustees delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$470,959,979	$470,959,979	$—	$—
Preferred Securities—Capital Securities	1,375,168,770	—	1,375,168,770	—
Short-Term Investments	49,042,498	—	49,042,498	—

Total Investments in Securities[a]	$1,895,171,247	$470,959,979	$1,424,211,268	$—

Forward Foreign Currency
Exchange Contracts	$5,923,816	$—	$5,923,816	$—
Interest Rate Swap Contracts	50,599,910	—	50,599,910	—

Total Derivative Assets[a]	$56,523,726	$—	$56,523,726	$—

Forward Foreign Currency
Exchange Contracts	$(185,791)	$—	$(185,791)	—

Total Derivative Liabilities[a]	$(185,791)	$—	$(185,791)	$—

a Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of October 31, 2021	$6,331,500
Sales	(6,300,000)
Realized Gain (Loss)	340,375
Change in unrealized appreciation (depreciation)	(371,875)

Balance as of April 30, 2022	$—

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund may use interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund will agree to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of a swap agreement, the swap agreement will be novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement will become the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin will be designated on the Schedule of Investments and cash deposited will be recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps will be recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to April 30, 2022: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
5/10/22	5/11/22	5/31/22	$0.13
6/14/22	6/15/22	6/30/22	$0.13

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual net investment income and 98.2% of the Fund’s annual net realized capital gains exceed the Fund’s distributions during the calendar year. Dividends and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of April 30, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended April 30, 2022, the Fund incurred $609,083 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $5,409 for the six months ended April 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2022, totaled $307,996,648 and $324,617,035, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2022 and the effect of derivatives held during the six months ended April 30, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

Derivatives	Location	Fair Value		Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	$50,599,910	[b]	—	$—
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[c]	Unrealized appreciation	5,923,816		Unrealized depreciation	(185,791)

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

[c]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	$23,380	$35,209,332
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	4,845,823	6,036,324

The following summarizes the volume of the Fund’s interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended April 30, 2022:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$587,238,202	$127,217,179

Note 5. Income Tax Information

As of April 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,047,770,004

Gross unrealized appreciation on investments	$60,220,101
Gross unrealized depreciation on investments	(156,480,923)

Net unrealized appreciation (depreciation) on investments	$(96,260,822)

Note 6. Capital Stock

The Fund is authorized to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

During the six months ended April 30, 2022, the Fund did not issue any shares of common stock for the reinvestment of dividends. During the year ended October 31, 2021, the Fund issued 54,186 shares of common stock at $1,394,215 for the reinvestment of dividends.

On December 7, 2021, the Board of Trustees approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022 through December 31, 2022.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended April 30, 2022 and the year ended October 31, 2021, the Fund did not effect any repurchases.

Note 7. Borrowings

On December 8, 2020, the Fund entered into a $720,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street) whereby funds may be drawn in U.S. dollars, Euros and Great British Pounds (GBP), subject to certain limitations. Borrowings under the credit agreement, which are secured by certain assets of the Fund, bear interest based on currency-specific variable rates plus a margin. The Fund pays these monthly interest charges based on the utilized portion of the credit agreement and the London Interbank Offered Rate (LIBOR) for USD denominated borrowings, Sterling Overnight Interbank Average Rate (SONIA)-based rate for GBP denominated borrowings and Euro Overnight Index Average (EONIA) for EUR borrowings. The Fund also pays a tiered fee from 0.15% to 0.25% per annum, on any unutilized portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 3 business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of April 30, 2022, the Fund had outstanding borrowings of $686,495,863 at a current rate of 1.6% on $645,000,000 and 1.5% on $41,495,863 (drawn in GBP expressed in USD). The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended April 30, 2022, the Fund borrowed an average daily balance of $688,934,256 ($645,000,000 and $43,934,256 drawn in USD and GBP, respectively) at a weighted average borrowing cost of 1.1%. During the six months ended April 30, 2022, the Fund had no outstanding borrowings in EUR.

Note 8. Other Risks

Risk of Market Price Discount from Net Asset Value: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV, or at below or above the initial public offering price.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission (SEC)’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which will govern the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

PROXY RESULTS (Unaudited)

Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund shareholders voted on the following proposals at the annual meeting held on April 27, 2022. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Trustees:

Joseph M. Harvey	47,397,486	1,396,864
Gerald J. Maginnis	47,305,251	1,489,099
Daphne L. Richards	47,718,335	1,076,015

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

(The following pages are unaudited)

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended April 30, 2022) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	5 Years	Since Inception (10/28/20)	One Year	5 Years	Since Inception (10/28/20)
–6.16%	—	–0.32%	–13.41%	—	–6.47%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

The following information in this semiannual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, succeeded Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers assumed the role of Executive Chairman of CNS and continues on as a member of CNS’ board of directors.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

OFFICERS AND TRUSTEES

Joseph M. Harvey

Trustee, Chairman and Vice President

Adam M. Derechin

Trustee

Michael G. Clark

Trustee

George Grossman

Trustee

Dean A. Junkans

Trustee

Gerald J. Maginnis

Trustee

Jane F. Magpiong

Trustee

Daphne L. Richards

Trustee

Ramona Rogers-Windsor

Trustee

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    PTA

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Tax-Advantaged

Preferred

Securities and

Income Fund

(PTA)

Semiannual Report April 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

PTASAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2021.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended October 31, 2021.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: July 6, 2022